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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                     ----------------------------------



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): JANUARY 31, 2003



                                   EXX INC
           (Exact name of registrant as specified in its charter)


       NEVADA                        001-0654                  88-0325271
   (State or other               (Commission File           (I.R.S. Employer
   jurisdiction of                    Number)                Identification
    organization)                                                Number)



     1350 EAST FLAMINGO ROAD, SUITE 689
              LAS VEGAS, NEVADA                              89119-5263
  (Address of principal executive offices)                   (Zip Code)



     Registrant's telephone number, including area code: (702) 598-3223



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 31, 2003, the Plan of Reorganization of Newcor, Inc., a subsidiary of EXX INC (the "Registrant"), became effective. Under a rights offering to shareholders included as part of Newcor, Inc.'s Plan of Reorganization, the Registrant purchased 11,877 shares of common stock of Newcor, Inc. for a total purchase price of $5,938,500. The shares purchased by the Registrant constitute 98.975% of the outstanding common stock of the reorganized Newcor, Inc. entity and, as a result, Newcor, Inc. ceased to be a stand-alone public reporting company and became a subsidiary of the Registrant. The purchase price was established in the Plan of Reorganization, as approved by the creditors, the United States Trustee for the District of Delaware and the United States Bankruptcy Court in the District of Delaware. The source funds for the Registrant's purchase was cash on hand. In addition to the purchase made by the Registrant, certain other shareholders purchased shares of common stock of Newcor, Inc. under the rights offering made in connection with the Plan of Reorganization. The other shareholders purchased an aggregate of 123 shares, or 1.025%, of the issued and outstanding shares of common stock of Newcor, Inc. for a aggregate purchase price of $61,500.

         Immediately prior to this acquisition, the Registrant held approximately 31% of the outstanding shares of common stock of Newcor, Inc. In connection with the Plan of Reorganization, David A. Segal, the Chairman, Chief Executive Officer, Chief Financial Officer and largest shareholder of the Registrant and Chairman and co-Chief Executive Officer of Newcor, Inc., at an auction held under the reorganization plan, purchased unsecured notes of Newcor, Inc. in the aggregate principal amount of $1,461,232 at a substantial discount from the face value of the notes. The proceeds of the purchase will be distributed to Newcor, Inc.'s creditors in accordance with the plan.

         Under the Plan of Reorganization, Newcor, Inc.'s unsecured creditors received an aggregate principal amount of $28,000,000 in new notes and $20,000,000 in cash, $6,000,000 of which was funded by the rights offering.

         Newcor, Inc., headquartered in Royal Oak, Michigan, designs and manufactures precision-machined parts, molded rubber and plastic products, as well as custom machines and manufacturing systems.

         The foregoing discussion is qualified in its entirety by reference to the specific provisions of the Plan of Reorganization. The material terms of the Plan of Reorganization were previously reported by the Registrant on its current report on Form 8-K dated October 16, 2002 filed with the Securities and Exchange Commission (the "Commission"). Further, a copy of the Plan of Reorganization may be viewed during normal business hours at the Bankruptcy Court or may be obtained upon request from Kurtzman Carson Consultants LLC at the following address: Kurtzman Carson Consultants LLC,
Attention: Eric Kurtzman, 5301 Beethoven Street, Suite 102, Los Angeles, California 90066, (310) 823-9000.

         Certain information contained herein includes information that is forward-looking. The matters referred to in forward-looking statements may be affected by the risks and uncertainties involved in the Registrant's business. These forward-looking statements are qualified in their entirety by the cautionary statements contained in filings by the Registrant with the Commission.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements. Pursuant to Item 7(a)(4) of Form 8-K, the
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Registrant will file the required financial statements as soon as is practicable, but not later than 60 days after the date that this report is required to be filed.

         (b) Pro forma financial information. Pursuant to Item 7(b)(2) of
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Form 8-K, the Registrant will file the required pro forma financial information as soon as practicable, but no later than 60 days after the date that this report is required to be filed.

         (c) Exhibits. See exhibit index.
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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 4, 2003

                              EXX INC



                              By /s/ David A. Segal
                                -----------------------------------------------
                                 Name:   David A. Segal
                                 Title:  Chairman, Chief Executive Officer and
                                         Chief Financial Officer





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                                EXHIBIT INDEX


Exhibit No        Description
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99.1              Press Release, dated February 3, 2003